UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 13, 2006
BLUELINX HOLDINGS INC.
(Exact name of registrant specified in its charter)

Delaware	001-32383	77-0627356

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4300 Wildwood Parkway, Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (770) 953-7000

Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following conditions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
     On June 14, 2006, BlueLinx Holdings Inc.’s (the “Company”) management is scheduled to present at the CIBC World Markets First Annual Industrial Products and Capital Goods Conference in New York City. The Company’s presentation materials for the conference are attached hereto as Exhibit 99.1 and incorporated herein by reference. The presentation will also be available on the investor relations page of the Company’s website at www.BlueLinxCo.com.
     On June 13 and 14, 2006, the Company plans to meet with investors and analysts in a series of meetings in New York City to deliver the presentation attached hereto as Exhibit 99.2 and incorporated herein by reference. The presentation will also be available on the investor relations page of the Company’s website at www.BlueLinxCo.com.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit	Description
99.1	BlueLinx Holdings Inc. presentation for the CIBC World Markets First Annual Industrial Products and Capital Goods Conference dated June 14, 2006

99.2	BlueLinx Holdings Inc. Investor Book June 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUELINX HOLDINGS INC.

By:	/s/ Barbara V. Tinsley

Barbara V. Tinsley
General Counsel & Secretary
Dated: June 13, 2006

EXHIBIT INDEX

Exhibit	Description
99.1	BlueLinx Holdings Inc. presentation for the CIBC World Markets First Annual Industrial Products and Capital Goods Conference dated June 14, 2006

99.2	BlueLinx Holdings Inc. Investor Book June 2006